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                             REA-GRAHAM FUNDS, INC.

                                SUPPLEMENT DATED
                              APRIL 1, 1998 TO THE
                         PROSPECTUS DATED JULY 31, 1997

     As of March 31, 1998, James Buchanan Rea, Inc. ("JBRI") the investment adviser and distributor of Rea-Graham Balanced Fund (the "Fund"), completed a merger transaction (the "Transaction"), resulting in a change in control of JBRI and pursuant to which all of the outstanding voting securities of JBRI were acquired by American Diversified Asset Management, Inc. ("ADAM"), a Nevada corporation organized in October 1997 for the purpose of effectuating the Transaction. ADAM has succeeded to the business operations of JBRI and will operate as a broker-dealer and registered investment adviser as successor to JBRI. ADAM is a wholly-owned subsidiary of American Diversified Holdings, Inc., a corporation formed to manage mutual funds in the United States and Europe. American Diversified Holdings, Inc. is the parent company to American Diversified Holdings, AG, a German financial services firm located in Berlin.

     In connection with the Transaction, shareholders of the Fund voting at a Special Meeting of Shareholders held on January 12, 1998 approved a new Investment Advisory Agreement (the "New Advisory Agreement") with ADAM which is substantially similar to the Fund's previous Investment Advisory Agreement with JBRI and provides for the same investment advisory fee schedule. ADAM has voluntarily agreed for a period of two years following the approval of the New Advisory Agreement to limit the Fund's total operating expenses to 2.80% per annum. In addition, at the Special Meeting shareholders of the Fund also approved a new Sub-Investment Advisory Agreement for the Fund with Ladas & Hulings, Inc., a registered investment advisory firm headquartered in Scottsdale, Arizona. The sub-investment advisory fees payable to Ladas & Hulings are to be paid directly by ADAM from its investment advisory fees and therefore the investment advisory fees for the fund will not be increased as a result of the implementation of the Sub-Investment Advisory Agreement. Mr. James B. Rea, Jr., who currently serves as President and portfolio manager of the Fund will continue to serve as President and portfolio manager of the Fund and will serve as President of ADAM. Mr. Rea will oversee the investment management activities of Ladas & Hulings who will take over the primary day-to-day portfolio investment management decision making process for the Fund. Ladas & Hulings relies upon an investment committee consisting of several of its investment analysts and professionals to conduct the day-to-day investment management responsibilities of the Fund. Ladas & Hulings began actively carrying out their duties under the terms of the Sub-Investment Advisory Agreement on April 1, 1998.